UBS PAINEWEBBER PATHFINDERS TRUST
                  TREASURY AND GROWTH STOCK SERIES 26

                         Filed Pursuant to 497 (d)
                         Registration File No.: 333-46290

                      PROSPECTUS SUPPLEMENT
                      Dated July 1, 2002

This Prospectus Supplement dated July 1, 2002 modifies the
Prospectus for the UBS PaineWebber Pathfinders Trust, Treasury and Growth Stock Series 26 dated January 3, 2002 (referred to herein as the "Trust") attached hereto (the "Prospectus").

WorldCom, Inc. and WorldCom, Inc.-MCI Group, issuers of two of the equity securities held in the Trust, have been sold from the Trust portfolio. The Sponsor directed the Trustee to liquidate all such WorldCom, Inc. and WorldCom, Inc.-MCI Group securities reflecting the occurrence of materially adverse credit factors, that in the opinion of the Sponsor, made retention of such securities not in the best interests of the Unitholders.